UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 15, 2009

Rockford Corporation
(Exact name of registrant as specified in its charter)

Arizona	000-30138	86-0394353
(State or other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)
600 South Rockford Drive
Tempe, Arizona 85281
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code:
(480) 967-3565
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On April 15, 2009, Rockford issued a news release announcing its financial results for the three and twelve months ended December 31, 2008, and an amendment to its convertible notes. A copy of the news release, titled “Rockford Corporation Reports 2008 Results and Amendment to Convertible Notes” is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c) The following exhibit is furnished herewith:
99.1	News release of Rockford dated April 15, 2009, announcing its financial results for the three and twelve months ended December 31, 2008 and an amendment to its convertible notes. The news release is titled “Rockford Corporation Reports 2008 Results and Amendment to Convertible Notes.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 15, 2009

ROCKFORD CORPORATION
By:	/s/ William R. Jackson
William R. Jackson
President

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	News release of Rockford dated April 15, 2009, announcing its financial results for the three and twelve months ended December 31, 2008 and an amendment to its convertible notes. The news release is titled “Rockford Corporation Reports 2008 Results and Amendment to Convertible Notes.”